FOURTH AMENDMENT TO THE
                              CAPITOL BANCORP, LTD.
                          EMPLOYEE STOCK OWNERSHIP PLAN

     The Capitol Bancorp, Ltd. Employee Stock Ownership Plan is hereby amended effective January 1, 1999 by adding the following participating employers at the end of the list therein contained:

    Name of                 Type of             State of           Date of
   Employer                 Entity            Organization      Participation
   --------                 ------            ------------      -------------

Detroit Commerce Bank     Banking Corp.         Michigan       January 1, 1999


                                        CAPITOL BANCORP LIMITED


Dated:  June 30, 1999                   By: /s/ Joseph D. Reid
                                            ------------------------------------
                                            Joseph D Reid
                                            Chairman and CEO


                                        DETROIT COMMERCE BANK


Dated:  June 8, 1999                    By: /s/ Linda A. Watters
                                            ------------------------------------
                                            Linda A. Watters
                                            President and CEO